Exhibit 99.1

Agreement between Pininfarina, MT Distribution and Helbiz: production and design Made in Italy for an elegant and distinctive micro-mobility

●	The future of electric urban mobility leans on the partnership between three international companies: Pininfarina, a symbol of the elegance of Made in Italy products worldwide, MT Distribution, a company par excellence of production quality in the Italian Motor Valley, and Helbiz, a pioneer of green development and innovation in micro-mobility

●	An Helbiz electric scooter designed in Italy by Pininfarina, produced in Italy by MT Distribution, and distributed on the sharing and retail market by Helbiz

●	The strategic plan of the Helbiz continues with the production development of electric vehicles, which continues to generate new jobs and seek out talents

●	Helbiz is the first micro-mobility sharing company to start production development in Italy, moreover with a prestigious collaboration

●	The first phase will focus on scooters used for sharing, then those for consumer sales: a business expansion that will integrate sharing with direct sales.

New York, June 14th, 2021 - A collaboration amongst international companies comes to life with Helbiz, a global micro-mobility leader and recent acquiror of MiMoto Smart Mobility Srl, the Italian leader in the scooter sharing market, is the business combination target of GreenVision Acquisition Corp. (Nasdaq: GRNV), Pininfarina, the internationally renowned design house and emblem of Italian style worldwide, an ambassador of “know-how” whose roots are in the history of Italy, with a natural propensity for innovation and the future of mobility; and MT, a company of the Italian Motor Valley leader in the design and production of urban micro-mobility solutions, a solid company that is renowned worldwide in the area of urban electric mobility, thanks to its complete offering of electric scooters, e-bikes, e-mopeds, accessories and spare parts.

With this production development of electric vehicles announced today, the strategic plan of Helbiz continues with the looking for talents and above all to generate new jobs.

Helbiz is the first micro-mobility sharing company to start production development in Italy, moreover with a prestigious collaboration which involves the development of a coordinated and customizable design by Pininfarina for Helbiz, for a new range of electric micro-mobility vehicles; with its expertise and its specialization in e-mobility solutions, MT Distribution will take on the production of Helbiz vehicles. The first phase will focus on scooters used for sharing, then move on to those for consumer sales. This will expand the business by integrating direct sales with sharing.

Both sharing customers and buyers will have access to an electric scooter designed by Pininfarina, produced in Italy by MT Distribution and distributed on the market by Helbiz.

The products resulting from the collaboration among the three companies will be progressively revealed to the public over the course of the year, following the strong growth trend of the market towards urban micro-mobility.

This is a global project with particular reference to Italy, Europe and the United States, and regards all means of electric, green and shared micro-mobility. The entire fleet of scooters, e-bicycles and e-mopeds will have a “family feel” design, making all vehicles unique and immediately recognizable.

The project starts off with the scooter, a symbol of ecological sustainability by Helbiz, through a dedicated engineering and development team shared by the three companies, to then continue with electric bicycles and electric mopeds.

This collaboration is a concrete demonstration of the ability to merge physical and digital worlds through the use of skills.

Helbiz was the first company to intercept urban electric micro-mobility in Italy, combining a concrete benefit for customers, administrations and the environment, allowing its solid expansion. With 400 employees globally, including well over 220 in Italy, and a significant strategic growth plan, Helbiz is the Italian market leader with a share of more than 20% of the electric micro-mobility market across Europe, while it continues to expand and hire local staff to manage its operations worldwide. The multi-year industrial plan provides for an increase in activities, with a consequent increase in the personnel employed by Helbiz. While it operates in approximately 40 cities worldwide, Helbiz is a structured company that has decided to invest in Italy in this post-pandemic period, as it is crucial for the country. In addition, Helbiz, as a result of its acquisition transaction with GreenVision Acquisition Corp. to be completed in the third calendar quarter of this year, will become the first publicly traded micro-mobility company on the U.S. Nasdaq Capital Markets.

Pininfarina, a global design house with offices in Italy, Germany, China and the United States, boasts a unique experience in mobility - Automotive and Transportation, Industrial Design and User Experience - and is able to influence lifestyle, architecture and much more providing know-how, skills and insights across many sectors. In over 90 years since its foundation, Pininfarina has developed over 1200 Automotive projects and over 600 in Industrial Design and Architecture, receiving more than 50 international design awards in the last ten years.

MT Distribution has been able to detect and seize the opportunities of electricity, positioning itself today as an international reference point in the field of sustainable urban mobility. Italian character is the hallmark of the company proposal, which unites the proprietary Argento brand and the electric micro mobility lines developed in partnership with the major players in the automotive sector. The company vision is in fact to expand the daily use of urban electric mobility, with an offer characterized by the search for quality, style and innovation that has always identified Italian know-how in the world.

The Group avails itself of the professionalism of over 80 collaborators in Italy and abroad and has three offices in Bologna, Milan and Shenzen.

“Design - explains Giuseppe Bonollo, Pininfarina Senior Vice President Sales & Marketing - has the ability to continually innovate by improving people’s lives. Pininfarina, which operates in the most varied areas of design and is a leader in projects designed for environmental sustainability, is particularly sensitive to tew trends in urban mobility. This is why we are thrilled to be able to propose together with Helbiz and MT a new way of moving that safeguards the environment and makes cities more human-friendly, basing it on high-tech and high-quality solutions “.

Alessandro Summa, Managing Director of MT Distribution, commented: “We are happy to explore new synergies, making our know-how, our research and development, and engineering platform available to two recognized companies such as Pininfarina and Helbiz. Our goal is to develop electric mobility in all its aspects and this collaboration allows us to experiment with new products and approach a market that we do not yet know, such as sharing. We are thrilled to be part of this important Made in Italy project”

Emanuele Liatti, Chief Product Officer of Helbiz, stated: “We are proud and convinced to invest in Italy. We are a structured and growing company, and this allows us to be constantly looking for talents and above all to generate new jobs. Helbiz is the first micro-mobility sharing company to start production development in Italy and we are proud of this collaboration that will allow us to globally bring Made in Italy to the cities where we are present. Pininfarina is synonymous with elegance, MT of research and production of products related to urban e-mobility, characteristics that complement our values of innovation, technology, safety and respect for the environment “.

ABOUT HELBIZ

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in over 30 cities around the world including Washington, D.C., Alexandria, Arlington, Atlanta, Jacksonville, Miami, Milan, Richmond and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence and environmental mapping to optimize operations and business sustainability. Helbiz announced on February 8, 2021 it has entered into a merger agreement with GreenVision Acquisition Corp. (Nasdaq: GRNV) (“GreenVision”) a SPAC, which, upon closing, will result in Helbiz becoming the first micro-mobility company listed on Nasdaq.

http://www.helbiz.com

ABOUT GREENVISION

GreenVision Acquisition Corp. is a special purpose acquisition company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s or GreenVision’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the stockholders of GreenVision or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to GreenVision stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and GreenVision and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in GreenVision’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. GreenVision’s SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and Helbiz and speaks only as of the date on which it is made. GreenVision and Helbiz undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GreenVision filed a preliminary proxy statement with the SEC. Additionally, GreenVision will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of GreenVision are urged to read the definitive proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. GreenVision’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, New York 10019.

Participants in Solicitation

GreenVision and its directors and officers may be deemed participants in the solicitation of proxies of GreenVision’s shareholders in connection with the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in the preliminary proxy statement with respect to the proposed business combination filed on April 8, 2021 with the SEC, and in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of GreenVision’s executive officers and directors in the solicitation by reading GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and the definitive proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of GreenVision’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the definitive proxy statement relating to the business combination when it becomes available.

Helbiz and its officers and directors may also be deemed participants in such solicitation. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement which was filed on April 8, 2021 with the SEC and the definitive proxy statement for the business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

For investor and media inquiries, contact:

COMMUNICATION & MEDIA RELATIONSHIP

Davide D’Amico - Phone +39 335 7715011 - email: davide.damico@helbiz.com

Chiara Garbuglia - Phonel. +335 7388163 - email: chiara.garbuglia@helbiz.com

USA

The Blueshirt Group

Gary Dvorchak, CFA - Phone: +1 (323) 240-5796 - email: gary@blueshirtgroup.com

Agent of Change

Marcy Simon - Phone: +1 (917) 833-3392 - email: marcy@agentofchange.com

Helbiz Investor Relations: investor.relations@helbiz.com

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